UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 5, 2025

Nextdoor Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40246	86-1776836
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Taylor Street
San Francisco, California
(Address of principal executive offices)

94102
(Zip Code)
(415) 344-0333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NXDR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 5, 2025, Nextdoor Holdings, Inc. (the “Company”) issued an investor update and press release (together, the “Investor Update and Press Release”) announcing its financial results for the third quarter ended September 30, 2025. The Company also announced that it would be holding a conference call on November 5, 2025 to discuss its financial results. Copies of the Investor Update and Press Release are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.
This information included in this Item 2.02 of this Current Report on Form 8-K and the exhibits hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it been deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)

On October 30, 2025, the Board of Directors of the Company (the “Board”) appointed Indrajit Ponnambalam as the Company’s Chief Financial Officer and Treasurer, effective as of December 1, 2025 (the “Effective Date”).

Mr. Ponnambalam, age 52, previously served as Chief Financial Officer at Premion, a connected TV advertising platform serving regional and local advertisers, from October 2024 until October 2025, and was a consultant at Pieces Technologies, a healthcare AI research and development firm, from April 2024 until November 2024. He was a Strategic Financial Advisor for Fanatics Collectibles, a global digital sports platform, from July 2022 until August 2023. From May 2021 until February 2022, he was the Chief Administrative Officer and SVP, Finance of Match Group, an internet and technology company, and served as its Senior Vice President of Finance from January 2017 until April 2021. Mr. Ponnambalam earned a B.S. in Finance and Accounting from the McDonough School of Business at Georgetown University and an M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill.

There is no arrangement or understanding between Mr. Ponnambalam and any other persons, pursuant to which Mr. Ponnambalam was selected as an officer, no family relationships among any of the Company’s directors or executive officers and Mr. Ponnambalam, and Mr. Ponnambalam does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment as Chief Financial Officer, Mr. Ponnambalam and the Company entered into an Offer Letter dated October 31, 2025 (the “Offer Letter”). Pursuant to the Offer Letter, commencing on the Effective Date, Mr. Ponnambalam will receive an initial annual base salary of $550,000 and will be eligible to participate in Company-sponsored benefits to the extent he is eligible pursuant to the terms of the Company’s benefit plans. In addition, Mr. Ponnambalam will be granted a restricted stock unit award covering approximately $3.2 million of the Company’s Class A common stock (the “RSUs”), which will vest quarterly over a four year period. The vesting of the RSUs is subject to Mr. Ponnambalam’s continuous employment with the Company as Chief Financial Officer and other customary provisions to be set forth in an award agreement pursuant to the Company’s 2021 Equity Incentive Plan (the “Plan”).

Mr. Ponnambalam will also be granted a performance stock unit award covering $3 million of the Company’s Class A common stock (the “PSUs,” and together with the RSUs, the “Equity Awards”). The PSUs will be subject to performance-based vesting pursuant to terms to be set by the compensation committee of the Board, consistent with the terms applicable to other members of the Company’s executive team and to be set forth in an award agreement pursuant to the Plan. The number of shares subject to the Equity Awards will be determined by dividing the aggregate value of each award by the average of the closing sale price of the Company’s Class A common stock in the calendar month immediately preceding the first of the month in which the Effective Date occurs and the calendar month in which the Effective Date occurs. The Equity Awards will be granted pursuant to and in accordance with the terms and conditions of the Plan, which was previously filed with the U.S. Securities and Exchange Commission (the “SEC”).

Mr. Ponnambalam has also entered into the Company’s standard form of Indemnity Agreement and Change in Control and Severance Agreement. The forms of the Indemnity Agreement and Change in Control and Severance Agreement were previously filed by the Company as Exhibits 10.6 and 10.11, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2021, and are incorporated by reference herein.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2025.

(e)

The information set forth above under 5.02(c) is hereby incorporated by reference into this Item 5.02(e).

Item 7.01 Regulation FD Disclosure.

On November 5, 2025, the Company issued a press release announcing the appointment of Mr. Ponnambalam as Chief Financial Officer and Treasurer. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Q3 2025 Investor Update.
99.2	Press Release issued by Nextdoor Holdings, Inc., dated November 5, 2025.
99.3	Press Release issued by Nextdoor Holdings, Inc., dated November 5, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTDOOR HOLDINGS, INC.

Date: November 5, 2025	By:	/s/ Nirav Tolia
Nirav Tolia
Chief Executive Officer